EXHIBIT 4.2

       SPECIMEN CERTIFICATE OF 6 3/4% SERIES A CONVERTIBLE PREFERRED STOCK

                           TITANIUM METALS CORPORATION
                   6 3/4% Series A Convertible Preferred Stock
                                 Par Value $0.01



     This  Certifies  that  -------------------  is the owner of  --------------
fully paid and non-assessable Shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

     In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation.

     The following abbreviations, when used in the description on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.

--------------------------------------------------------------------------------
TEN COM    --as tenants in common            UNIT GIFT MIN ACT-                Custodian             (Minor)
                                                                -------------            ------------

TEN ENT    --as tenants by the entireties    under Uniform Gifts to Minors Act                       (State)
                                                                               ----------------------

JT TEN     --as joint tenants with right     UNIF TRF MIN ACT-                 Custodian             (Minor)
             of survivorship and not as                         -------------            ------------
             tenants in common                                                                        ------------
                                                  under                                   (state) Uniform
Act                                                                        -------------

For value received, the undersigned hereby    PLEASE INSERT SOCIAL SECURITY OR
sells, assigns and transfers unto             OTHER IDENTIFYING NUMBER OF ASSIGNEE


------------------------------------------    ------------------------------------


PLEASE PRINT OR TYPEWRITE NAME AND ADDRESSES OF ASSIGNEE

----------------------------------------------------------------------------------

--------------------------------------------------------------------------- Shares

represented by the within Certificate, and hereby irrevocably constitutes and appoints

-------------------------------------------------------------------------  Attorney to

transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated,
        ------------------------


                                                                     -----------------------



              In presence of



--------------------------------------------------

Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without attention or enlargement, or any change whatever.